LETTERHEAD OF BOROS & FARRINGTON



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated October 5, 1998 appearing in Imaging Technologies Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1998.


/S/ BOROS & FARRINGTON


BOROS & FARRINGTON
San Diego, California
July 15, 1999


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